Redeemable Convertible Preferred Stocks	12 Months Ended
Dec. 31, 2020
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Redeemable Convertible Preferred Stocks
29.	Redeemable Convertible Preferred Stocks
Eleven street Co., Ltd., a subsidiary of the Parent Company, issued redeemable convertible preferred stocks on September 7, 2018 according to the board of directors’ resolution. The details of the issuance are as follows:

Information of redeemable convertible preferred stocks
Issuer	Eleven Street Co., Ltd.

Number of shares issued	1,863,093

Issue price	￦268,371 per share

Voting rights	1 voting right per 1 share

Dividend rate(*)	6% of the issue price per annum (cumulative, non-participating) The obligatory dividend rate of the Parent Company is 1% of the issue price per annum

Conversion period	From 6 months after the date of issue to 1 business day before the expiration date of the redemption period

Conversion ratio	[Issue price ÷ Conversion price at the date of conversion] per share

Conversion price	￦268,371 per share

Refixing clauses
•  In the case when
spin-off,
merger, split merger of the company, comprehensive stock exchange or transfer and decrease in capital, (“merger and others”), conversion price is subject to refixing to guarantee the value that the holder could earn the day right before the circumstances arise.

•  In the case when this preferred share is split or merged, the conversion prices is subject to refixing to correspond with the split or merge ratio.

Redemption period	Two months from September 30, 2023 to December 31, 2047 at the choice of the issuer.

Redemption party	Eleven Street Co., Ltd.

Redemption price	Amounts realizing the internal rate of return to be 3.5% at the date of actual redemption

Liquidation preference	Preferential to the common shares

(*)
The present value of obligatory dividends amounting to ￦14,297 million and ￦18,805 million payable to non-controlling
interests based on the shareholders agreement are recognized as financial liabilities as of December 31, 2020 and 2019, respectively.